Exhibit 10.1

SHARE EXCHANGE AGREEMENT

This Share Exchange Agreement is dated and effective as of April 16, 2015 (the “Agreement”) by and between Andatee China Marine Fuel Services Corporation, a Delaware corporation (“AMCF”) and Web Hosting Enterprises Corporation, a Nevada corporation (“WHEC”).

WHEREAS, the authorized capital of AMCF consists of 50,000,000 shares of common stock, par value $.001 per share (the “AMCF Common Stock"), with 10,255,813 shares issued and outstanding;

WHEREAS, the authorized capital of WHEC consists of 10,000,000 shares of common stock (“WHEC Common Stock”), par value $0.001, with 1,000,000 shares of WHEC Common Stock issued and outstanding;

WHEREAS, AMCF desires to issue to WHEC a total of 500,000 shares of AMCF Common Stock and WHEC wishes to exchange with and issue to AMCF 200,000 shares of WHEC Common Stock, which will represent approximately 16.67% of the fully diluted equity of WHEC immediately after such issuance;

NOW, THEREFORE, in consideration of the mutual terms, conditions and other agreements set forth herein, the parties hereto hereby agree as follows:

ARTICLE I

EXCHANGE OF WHEC SHARES FOR AMCF SHARES

Section 1.1 Agreement of WHEC to Exchange WHEC Shares for AMCF Shares. On the Closing Date (as hereinafter defined) and upon the terms and subject to the conditions set forth in this Agreement, WHEC shall sell, assign, transfer, convey and deliver 200,000 shares of WHEC Common Stock to AMCF (the “WHEC Shares”), and AMCF shall accept such WHEC Common Stock in exchange for 500,000 shares of AMCF Common Stock (the “AMCF Shares”).

Section 1.2 Closing. The closing of the exchange to be made pursuant to this Agreement (the "Closing") shall take place at soon as practicable after the conditions to closing set forth in Articles V and VI have been satisfied or waived, or at such times and places as the parties hereto shall agree in writing (the "Closing Date"). At the Closing, WHEC shall issue and deliver to AMCF 200,000 shares of WHEC Common Stock and AMCF shall issue and deliver to WHEC 500,000 shares of AMCF Common Stock.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF AMCF

AMCF hereby represents, warrants and agrees as follows:

Section 2.1  Corporate Organization. AMCF has all requisite corporate power and authority to own its properties and assets and to conduct its business as now conducted and is duly qualified to do business in good standing in each jurisdiction in which the nature of the business conducted by AMCF or the ownership or leasing of its properties makes such qualification and being in good standing necessary, except where the failure to be so qualified and in good standing will not have a material adverse change in or a material adverse effect on the business, operations, properties, assets, condition, value, financial or other condition of AMCF or its subsidiaries taken as a whole, or any event or circumstance that could reasonably be expected to have any such effect or that could reasonably be expected to prevent, hinder or delay the consummation of any of the transactions contemplated by this Agreement (an "AMCF Material Adverse Effect").

Section 2.2  Capitalization and Voting Rights of AMCF  As of the Closing Date, the authorized capital stock of AMCF consists of the following:

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(a)                 Common Stock. 50,000,000 shares of AMCF Common Stock, of which 10,255,813 shares are issued and outstanding as the date hereof. All of such outstanding shares of capital stock are duly authorized, validly issued, fully paid and non-assessable. No shares of capital stock of AMCF are subject to preemptive rights or any other similar rights of the shareholders of AMCF or any liens or encumbrances imposed through the actions or failure to act of AMCF.

(b)                 Other Rights. Except as set forth on Schedule 2.2, there are not outstanding any options, warrants, rights (including purchase, conversion or preemptive rights), calls, commitments, subscription rights, exchange rights, profit participation, or other agreements for the purchase or acquisition from AMCF, or similar rights to acquire from AMCF or similar obligations of AMCF to issue, any shares of its capital stock. Any shares of capital stock issuable pursuant to such convertible notes or as set forth on such schedule, upon issuance will be, duly authorized, validly issued, fully paid and non-assessable.

Section 2.3  Subsidiaries and Equity Investments. Set forth on Schedule 2.3 are all the subsidiaries of AMCF (each, an “AMCF Subsidiary,” collectively, “AMCF Subsidiaries”) as of the date of this Agreement. Each of AMCF’s subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Each of AMCF’s subsidiaries is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify, individually or in the aggregate, could reasonably be expected to have an AMCF Material Adverse Effect.

Section 2.4  Authorization and Validity of Agreements. AMCF has all corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by AMCF and the consummation by AMCF of the transactions contemplated hereby have been duly authorized by all necessary corporate action of AMCF, and no other corporate proceedings on the part of AMCF are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by AMCF, and assuming that it has been duly executed and delivered by WHEC, constitute valid and legally binding obligations of AMCF, enforceable against AMCF in accordance with its terms. The issuance of AMCF Shares is not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

Section 2.5  Valid Issuance of AMCF Shares. The AMCF Shares, when issued, sold and delivered in accordance with the terms of this Agreement for WHEC Shares, will be duly and validly issued, fully paid, and nonassessable, and will be free of all liens and restrictions on transfer other than the restrictions on transfer contained in this Agreement, and under applicable state and federal securities laws.

Section 2.6 No Conflict or Violation. The execution, delivery and performance of the Agreement by AMCF and each AMCF Subsidiary (to the extent a party thereto) and the consummation by AMCF, and AMCF Subsidiaries, of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of AMCF’s, or any AMCF Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing AMCF or AMCF Subsidiary debt or otherwise) or other understanding to which AMCF or any AMCF Subsidiary is a party or by which any property or asset of AMCF or any AMCF Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which AMCF or an AMCF Subsidiary is subject (including United States federal and state securities laws and regulations), or by which any property or asset of AMCF or an AMCF Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in an AMCF Material Adverse Effect.

Section 2.7 Filings, Consents and Approvals. Neither AMCF or any of the AMCF Subsidiaries is required to obtain any consent, waiver, authorization, approval or order of, give any notice to, or make any filing or registration with, any federal, provincial, state, local or other governmental authority or any other Person in connection with the execution, delivery and performance by AMCF and each AMCF Subsidiary to the extent a party thereto of the Agreement, other than (i) filings required by federal and state securities laws, (ii) the filing of a Notice of Sale of Securities on Form D with the Securities and Exchange Commission (the “SEC”) under Regulation D of the Securities Act, and (iii) those that have been made or obtained prior to the date of this Agreement..

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Section 2.8 Litigation; Labor Matters; Compliance with Laws.

(a)           There is no suit, action or proceeding or investigation pending or threatened against or affecting AMCF or any AMCF Subsidiary or any basis for any such suit, action, proceeding or investigation that, individually or in the aggregate, could reasonably be expected to have an AMCF Material Adverse Effect with respect to AMCF or any AMCF Subsidiary or prevent, hinder or materially delay the ability of AMCF or any AMCF Subsidiary to consummate the transactions contemplated by this Agreement, nor is there any judgment, decree, injunction, rule or order of any governmental entity or arbitrator outstanding against AMCF or any AMCF Subsidiary having, or which, insofar as reasonably could be foreseen by AMCF or any AMCF Subsidiary, in the future could have, any such effect.

(b)           AMCF or any AMCF Subsidiary are not a party to, or bound by, any collective bargaining agreement, contract or other agreement or understanding with a labor union or labor organization, nor is it the subject of any proceeding asserting that it has committed an unfair labor practice or seeking to compel it to bargain with any labor organization as to wages or conditions of employment nor is there any strike, work stoppage or other labor dispute involving it pending or, to its knowledge, threatened, any of which could have an AMCF Material Adverse Effect with respect to AMCF.

(c)           The conduct of the business of AMCF or any AMCF Subsidiary complies with all statutes, laws, regulations, ordinances, rules, judgments, orders, decrees or arbitration awards applicable thereto.

Section 2.9 Material Contract Defaults. AMCF or any AMCF Subsidiary are not in default, and have not received any notice nor do they have any knowledge that any other party is in default, under any AMCF Material Contract; and there has not occurred any event that with the lapse of time or the giving of notice or both would constitute any such a default. For purposes of this Agreement, an “AMCF Material Contract” means any contract, agreement or commitment that is effective as of the date of this Agreement or the Closing Date to which either or both of AMCF or any AMCF Subsidiary is a party (i) with expected receipts or expenditures in excess of $100,000, (ii) requiring AMCF or any AMCF Subsidiary to indemnify any person, (iii) granting exclusive rights to any party, (iv) evidencing indebtedness for borrowed or loaned money, including guarantees of such indebtedness, or (v) which, if breached by AMCF or any AMCF Subsidiary in such a manner would (A) permit any other party to cancel or terminate the same (with or without notice of passage of time) or (B) provide a basis for any other party to claim money damages (either individually or in the aggregate with all other such claims under that contract) from AMCF or any AMCF Subsidiary or (C) give rise to a right of acceleration of any material obligation or loss of any material benefit under any such contract, agreement or commitment.

Section 2.10 Certain Employee Payments. AMCF or any AMCF Subsidiary are not parties to any employment agreement which could result in the payment to any current, former or future director or employee of AMCF or any AMCF Subsidiary of any money or other property or rights or accelerate or provide any other rights or benefits to any such employee or director as a result of the transactions contemplated by this Agreement, whether or not (i) such payment, acceleration or provision would constitute a “parachute payment” (within the meaning of Section 280G of the Code), or (ii) some other subsequent action or event would be required to cause such payment, acceleration or provision to be triggered.

Section 2.11 Information concerning AMCF; No Undisclosed Events or Circumstances. The “SEC Documents” (as defined herein after), all as filed with the SEC, contain all material information relating to AMCF and its operations and financial condition as of their respective dates which information is required to be disclosed therein. Since September 30, 2014 and except as modified in the SEC Documents or in the schedules hereto, there has been no AMCF Material Adverse Effect relating to AMCF’s business, financial condition or affairs. There has not been, and as of the Closing Date there shall not be, any declaration, setting aside or payment of dividends or distributions with respect to shares of capital stock of AMCF or any redemption, purchase or other acquisition of any capital stock of AMCF or any other of AMCF’s securities. The SEC Documents, including the financial statements included therein do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, taken as a whole, not misleading in light of the circumstances and when made. Since September 30, 2014, except as disclosed in the SEC Documents, no event or circumstance has occurred or exists with respect to AMCF or its businesses, properties, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by AMCF but which has not been so publicly announced or disclosed in the SEC Documents.

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Section 2.12 Certain Business Relationships with Affiliates. No affiliate of AMCF or any AMCF Subsidiary (a) owns any property or right, tangible or intangible, which is used in the business of AMCF or any AMCF Subsidiary, (b) has any claim or cause of action against AMCF or any AMCF Subsidiary, or (c) owes any money to, or is owed any money by, AMCF or any AMCF Subsidiary.

Section 2.13 Certain Fees. Except as described in Schedule 2.13, no brokerage or finder’s fees or commissions are or will be payable by AMCF to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person with respect to the transactions contemplated by this Agreement. WHEC or WHEC Shareholders shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

Section 2.14 AMCF Investment Representations.

(a)                 AMCF understands that the WHEC Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of AMCF’s representations as expressed herein or otherwise made pursuant hereto. AMCF is acquiring the WHEC Shares for its own account, not as a nominee or agent, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act.

(b)                 AMCF understands that the WHEC Shares issued pursuant to this Agreement will be “restricted securities” under the federal securities laws, inasmuch as the WHEC Shares are being acquired from WHEC in a transaction not involving a public offering and that under such laws such Securities may not be resold without registration under the Securities Act or an exemption therefrom. The WHEC Shares issued pursuant to this Agreement will be endorsed with a legend to such effect. AMCF has been informed and understands that (i) there are substantial restrictions on the transferability of the WHEC Shares, and (ii) no federal or state agency has made any finding or determination as to the fairness for public investment, nor any recommendation nor endorsement, of the WHEC Shares.

(c)                 AMCF has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to WHEC and acknowledges that AMCF can protect its own interests. AMCF has such knowledge and experience in financial and business matters so that AMCF is capable of evaluating the merits and risks of its investment in the WHEC Shares.

(d)                 AMCF is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.

(e)                 AMCF understands that all books, records, and documents of WHEC relating to this investment have been and remain available for inspection by AMCF upon reasonable notice. AMCF confirms that all documents requested have been made available, and that AMCF has been supplied with all of the information concerning this investment that has been requested. AMCF confirms that it has obtained sufficient information, in its judgment or that of its’ independent purchaser representative, if any, to evaluate the merits and risks of this investment. AMCF confirms that it has had the opportunity to obtain such independent legal and tax advice and financial planning services as it has deemed appropriate prior to making a decision to subscribe for the WHEC Shares. In making a decision to purchase the WHEC Shares, AMCF has relied exclusively upon its experience and judgment, or that of its purchaser representative, if any, upon such independent investigations as it, or they, deemed appropriate, and upon information provided by WHEC in writing or found in the books, records, or documents of WHEC.

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(f)                  AMCF is aware that an investment in the WHEC Shares is highly speculative and subject to substantial risks. AMCF is capable of bearing the high degree of economic risk and burdens of this venture, including, but not limited to, the possibility of a complete loss, the lack of a sustained and orderly public market, and limited transferability of the WHEC Shares, which may make the liquidation of this investment impossible for the indefinite future.

(g)                 The offer to sell the WHEC Shares was directly communicated to AMCF by such a manner that AMCF, or its representative, if any, was able to ask questions of and receive answers from WHEC or a person acting on its behalf concerning the terms and conditions of this transaction. At no time, except in connection and concurrently with such communicated offer, was AMCF presented with or solicited by or through any leaflet, public promotional meeting, television advertisement, or any other form of general advertising.

(h)                 None of the following information has ever been represented, guaranteed, or warranted to AMCF, expressly or by implication by WHEC or any broker, agent or employee of WHEC, or by any other person:

                                   (i)      The approximate or exact length of time that AMCF will be required to remain as a holder of the WHEC Shares;

                                   (ii)     The amount of consideration, profit, or loss to be realized, if any, as a result of an investment in WHEC; or

                                   (iii)    That the past performance or experience of WHEC, its officers, directors, associates, agents, affiliates, or employees or any other person will in any way indicate or predict economic results in connection with the plan of operations of WHEC or the return on the investment.

Section 2.15 Disclosure. This Agreement, the schedules hereto and any certificate attached hereto or delivered in accordance with the terms hereby by or on behalf of AMCF in connection with the transactions contemplated by this Agreement, when taken together, do not contain any untrue statement of a material fact or omit any material fact necessary in order to make the statements contained herein and/or therein not misleading.

Section 2.16 Survival. Each of the representations and warranties set forth in this Article II shall be deemed represented and made by AMCF at the Closing as if made at such time and shall survive the execution and delivery of this Agreement and the Closing notwithstanding any due diligence investigation conducted by or on behalf of WHEC.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF WHEC

WHEC represents, warrants and agrees as follows:

Section 3.1 Corporate Organization.

(a)                 WHEC is duly organized, validly existing and in good standing under the laws of Nevada and has all requisite corporate power and authority to own its properties and assets and to conduct its business as now conducted and is duly qualified to do business in good standing in each jurisdiction in where the nature of the business conducted by WHEC or the ownership or leasing of its properties makes such qualification and being in good standing necessary, except where the failure to be so qualified and in good standing will not have a material adverse effect on the business, operations, properties, assets, condition or results of operation of WHEC (a "WHEC Material Adverse Effect").

(b)                 Copies of the Articles of Incorporation of WHEC, with all amendments thereto as well minute books that contain the minutes of all meetings of the Board of Directors and the shareholders of WHEC to the date hereof, have been furnished to AMCF, and such copies are accurate and complete as of the date hereof.

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Section 3.2 Capitalization of WHEC; Title to the WHEC Equity Interests. The authorized capital stock of WHEC consists of 10,000,000 shares of WHEC Common Stock. Of such authorized capital, a total of 1,000,000 shares of WHEC Common Stock were issued and outstanding as of the date hereof. All of the outstanding WHEC Common Stock have been duly authorized and will be validly issued, fully paid and non-assessable and no personal liability will attach to ownership thereof. As of the date of this Agreement there are and as of the Closing Date, except as set forth above and on Schedule 3.2, there will be no outstanding options, warrants, agreements, commitments, conversion rights, preemptive rights or other rights to subscribe for, purchase or otherwise acquire any shares of capital stock or any un-issued or treasury shares of capital stock of WHEC, except for WHEC Shares to be issued pursuant to this Agreement.

Section 3.3  Subsidiaries and Equity Investments. Set forth on Schedule 3.3 are all the subsidiaries of WHEC (each, a “WHEC Subsidiary,” collectively, “WHEC Subsidiaries”). Each of WHEC Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Each of WHEC Subsidiaries is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify, individually or in the aggregate, could reasonably be expected to have a WHEC Material Adverse Effect.

Section 3.4  Authorization and Validity of Agreements. WHEC has all corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by WHEC and the consummation by WHEC of the transactions contemplated hereby have been duly authorized by all necessary corporate action of WHEC, and no other corporate proceedings on the part of WHEC are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by WHEC, and assuming that it has been duly executed and delivered by AMCF, constitute valid and legally binding obligations of WHEC, enforceable against WHEC in accordance with its terms. The issuance of WHEC Shares is not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

Section 3.5  Valid Issuance of WHEC Shares. The WHEC Shares, when issued, sold and delivered in accordance with the terms of this Agreement for AMCF Shares, will be duly and validly issued, fully paid, and nonassessable, and will be free of all liens and restrictions on transfer other than the restrictions on transfer contained in this Agreement, and under applicable state and federal securities laws.

Section 3.6 No Conflicts. The execution, delivery and performance of the Agreement by WHEC and each WHEC Subsidiary (to the extent a party thereto) and the consummation by WHEC, and WHEC Subsidiaries, of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of WHEC’s, or any WHEC Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing WHEC or WHEC Subsidiary debt or otherwise) or other understanding to which WHEC or any WHEC Subsidiary is a party or by which any property or asset of WHEC or any WHEC Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which WHEC or a WHEC Subsidiary is subject (including United States federal and state securities laws and regulations), or by which any property or asset of WHEC or a WHEC Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a WHEC Material Adverse Effect.

Section 3.7  Filings, Consents and Approvals. Neither WHEC or any of the WHEC Subsidiaries is required to obtain any consent, waiver, authorization, approval or order of, give any notice to, or make any filing or registration with, any federal, provincial, state, local or other governmental authority or any other Person in connection with the execution, delivery and performance by WHEC and each WHEC Subsidiary to the extent a party thereto of the Agreement, other than (i) filings required by state securities laws, (ii) the filing of a Notice of Sale of Securities on Form D with the SEC under Regulation D of the Securities Act, and (iii) those that have been made or obtained prior to the date of this Agreement.

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Section 3.7 Litigation; Labor Matters; Compliance with Laws.

(a)           There is no suit, action or proceeding or investigation pending or threatened against or affecting WHEC or any WHEC Subsidiary or any basis for any such suit, action, proceeding or investigation that, individually or in the aggregate, could reasonably be expected to have a WHEC Material Adverse Effect with respect to WHEC or any WHEC Subsidiary or prevent, hinder or materially delay the ability of WHEC or any WHEC Subsidiary to consummate the transactions contemplated by this Agreement, nor is there any judgment, decree, injunction, rule or order of any governmental entity or arbitrator outstanding against WHEC or any WHEC Subsidiary having, or which, insofar as reasonably could be foreseen by WHEC or any WHEC Subsidiary, in the future could have, any such effect.

(b)           WHEC or any WHEC Subsidiary are not a party to, or bound by, any collective bargaining agreement, contract or other agreement or understanding with a labor union or labor organization, nor is it the subject of any proceeding asserting that it has committed an unfair labor practice or seeking to compel it to bargain with any labor organization as to wages or conditions of employment nor is there any strike, work stoppage or other labor dispute involving it pending or, to its knowledge, threatened, any of which could have a WHEC Material Adverse Effect with respect to WHEC.

(c)           The conduct of the business of WHEC or any WHEC Subsidiary complies with all statutes, laws, regulations, ordinances, rules, judgments, orders, decrees or arbitration awards applicable thereto.

Section 3.8  Material Contract Defaults. WHEC or any WHEC Subsidiary are not in default, and have not received any notice nor do they have any knowledge that any other party is in default, under any WHEC Material Contract; and there has not occurred any event that with the lapse of time or the giving of notice or both would constitute any such a default. For purposes of this Agreement, a “WHEC Material Contract” means any contract, agreement or commitment that is effective as of the date of this Agreement or the Closing Date to which either or both of WHEC or any WHEC Subsidiary is a party (i) with expected receipts or expenditures in excess of $100,000, (ii) requiring WHEC or any WHEC Subsidiary to indemnify any person, (iii) granting exclusive rights to any party, (iv) evidencing indebtedness for borrowed or loaned money, including guarantees of such indebtedness, or (v) which, if breached by WHEC or any WHEC Subsidiary in such a manner would (A) permit any other party to cancel or terminate the same (with or without notice of passage of time) or (B) provide a basis for any other party to claim money damages (either individually or in the aggregate with all other such claims under that contract) from WHEC or any WHEC Subsidiary or (C) give rise to a right of acceleration of any material obligation or loss of any material benefit under any such contract, agreement or commitment.

Section 3.9 WHEC Investment Representations.

(a)                 WHEC understands that the AMCF Shares have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of WHEC’s representations as expressed herein or otherwise made pursuant hereto. WHEC is acquiring the AMCF Shares for its own account, not as a nominee or agent, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act.

(b)                 WHEC understands that the AMCF Shares issued pursuant to this Agreement will be “restricted securities” under the federal securities laws, inasmuch as the AMCF Shares are being acquired from AMCF in a transaction not involving a public offering and that under such laws such Securities may not be resold without registration under the Securities Act or an exemption therefrom. The AMCF Shares issued pursuant to this Agreement will be endorsed with a legend to such effect. WHEC has been informed and understands that (i) there are substantial restrictions on the transferability of the AMCF Shares, and (ii) no federal or state agency has made any finding or determination as to the fairness for public investment, nor any recommendation nor endorsement, of the AMCF Shares.

(c)                 WHEC has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to AMCF and acknowledges that WHEC can protect its own interests. WHEC has such knowledge and experience in financial and business matters so that WHEC is capable of evaluating the merits and risks of its investment in AMCF.

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(d)                 WHEC is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.

(e)                 WHEC understands that all books, records, and documents of AMCF relating to this investment have been and remain available for inspection by WHEC upon reasonable notice. WHEC confirms that all documents requested have been made available, and that WHEC has been supplied with all of the information concerning this investment that has been requested. WHEC confirms that it has obtained sufficient information, in its judgment or that of its’ independent purchaser representative, if any, to evaluate the merits and risks of this investment. WHEC confirms that it has had the opportunity to obtain such independent legal and tax advice and financial planning services as it has deemed appropriate prior to making a decision to subscribe for the AMCF Shares. In making a decision to purchase the AMCF Shares, WHEC has relied exclusively upon its experience and judgment, or that of its representative, if any, upon such independent investigations as it, or they, deemed appropriate, and upon information provided by AMCF in writing or found in the books, records, or documents of AMCF, including its public reports filed with the SEC.

(f)                  WHEC is aware that an investment in the AMCF Shares is highly speculative and subject to substantial risks. WHEC is capable of bearing the high degree of economic risk and burdens of this venture, including, but not limited to, the possibility of a complete loss, and limited transferability of the AMCF Shares, which may make the liquidation of this investment impossible for the indefinite future.

(g)                 The offer to sell the AMCF Shares was directly communicated to WHEC by such a manner that WHEC, or its purchaser representative, if any, was able to ask questions of and receive answers from AMCF or a person acting on its behalf concerning the terms and conditions of this transaction. At no time, except in connection and concurrently with such communicated offer, was WHEC presented with or solicited by or through any leaflet, public promotional meeting, television advertisement, or any other form of general advertising.

(h)                 None of the following information has ever been represented, guaranteed, or warranted to WHEC, expressly or by implication by AMCF or any broker, agent or employee of AMCF, or by any other person:

                                    (i)     The approximate or exact length of time that WHEC will be required to remain as a holder of the AMCF Shares;

                                    (ii)     The amount of consideration, profit, or loss to be realized, if any, as a result of an investment in AMCF; or

                                   (iii)     That the past performance or experience of AMCF, its officers, directors, associates, agents, affiliates, or employees or any other person will in any way indicate or predict economic results in connection with the plan of operations of AMCF or the return on the investment.

Section 3.10 Disclosure. This Agreement, the schedules hereto and any certificate attached hereto or delivered in accordance with the terms hereby by or on behalf of WHEC in connection with the transactions contemplated by this Agreement, when taken together, do not contain any untrue statement of a material fact or omit any material fact necessary in order to make the statements contained herein and/or therein not misleading.

Section 3.12  Survival. Each of the representations and warranties set forth in this Article III shall be deemed represented and made by WHEC at the Closing as if made at such time and shall survive the execution and delivery of this Agreement and the Closing notwithstanding any due diligence investigation conducted by or on behalf of AMCF.

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ARTICLE IV

CONDITIONS TO OBLIGATIONS OF WHEC

The obligations of the WHEC to consummate the transactions contemplated by this Agreement are subject to the fulfillment, at or before the Closing Date, of the following conditions, any one or more of which may be waived by WHEC in its sole discretion:

Section 4.1  Representations and Warranties of AMCF. All representations and warranties concerning AMCF made in this Agreement shall be true and correct on and as of the Closing Date as if again made by AMCF as of such date.

Section 4.2  Agreements and Covenants. AMCF shall have performed and complied in all material respects to all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing Date.

Section 4.3  Consents and Approvals. Consents, waivers, authorizations and approvals of any governmental or regulatory authority, domestic or foreign, and of any other person, firm or corporation, required in connection with the execution, delivery and performance of this Agreement shall be in full force and effect on the Closing Date.

Section 4.4  No Violation of Orders. No preliminary or permanent injunction or other order issued by any court or other governmental or regulatory authority, domestic or foreign, nor any statute, rule, regulation, decree or executive order promulgated or enacted by any government or governmental or regulatory authority, domestic or foreign, that declares this Agreement invalid or unenforceable in any respect or which prevents the consummation of the transactions contemplated hereby, or which materially and adversely affects the assets, properties, operations, prospects, net income or financial condition of AMCF, taken as a whole, shall be in effect; and no action or proceeding before any court or government or regulatory authority, domestic or foreign, shall have been instituted or threatened by any government or governmental or regulatory authority, domestic or foreign, or by any other person, or entity which seeks to prevent or delay the consummation of the transactions contemplated by this Agreement or which challenges the validity or enforceability of this Agreement.

Section 4.5 No Material Adverse Change. Except as set forth in the schedules hereto, nothing shall have occurred or be threatened that could reasonably be expected to have, individually or in the aggregate, an AMCF Material Adverse Effect.

Section 4.6 Absence of Litigation. No action, suit or proceeding before any court or any governmental body or authority, pertaining to the transactions contemplated by this Agreement or to its consummation, shall have been instituted or threatened against WHEC.

Section 4.7 Secretary’s Certificate. AMCF shall have delivered to WHEC a certificate executed by AMCF’s Secretary dated as of the Closing Date, certifying the resolutions adopted by the Board of Directors of AMCF, approving the transactions contemplated by this Agreement and the issuance of the AMCF Shares, certifying the current versions of its Certificate of Incorporation and Bylaws of AMCF and certifying as to the signatures and authority of persons signing this Agreement and related documents on behalf of AMCF.

Section 4.8 Closing Documents. WHEC shall have received AMCF Shares, such other certificates, instruments and documents in confirmation of the representations and warranties of AMCF or in furtherance of the transactions contemplated by this Agreement as it or its counsel may reasonably request.

Section 4.9 Board Observer Agreement. AMCF shall have executed and delivered to WHEC a Board Observer and Indemnification Agreement in substantially the form of Exhibit A (the “Board Observer Agreement”), pursuant to which AMCF shall have granted WHEC the right to designate a person (the “Observer”) to observe the Board of Directors of AMCF (the “AMCF’s Board”) with respect to its meetings (the “Observation Right”); provided however, the Observer shall have no right to vote on any matters brought for consideration and review of AMCF’s Board. The parties hereto understand and agree that the Observer shall enter into a confidentiality/non-disclosure agreement prior to exercise of his Observation Right contemplated herein. WHEC hereby agrees that ________ shall be the initial Observer.

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Section 4.10 Additional Listing Application. AMCF shall file an additional listing application with the Principal Market (as defined hereinafter) for the AMCF Shares acquired by WHEC hereunder by no later than the Closing Date.

ARTICLE V

CONDITIONS TO OBLIGATIONS OF AMCF

The obligations of AMCF to consummate the transactions contemplated by this Agreement are subject to the fulfillment, at or before the Closing Date, of the following conditions, any one or more of which may be waived by AMCF in its sole discretion:

Section 5.1  Representations and Warranties of WHEC. All representations and warranties made by WHEC in this Agreement shall be true and correct on and as of the Closing Date as if again made by WHEC on and as of such date.

Section 5.2  Agreements and Covenants. WHEC shall have performed and complied in all material respects to all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing Date.

Section 5.3 Consents and Approvals. All consents, waivers, authorizations and approvals of any governmental or regulatory authority, domestic or foreign, and of any other person, firm or corporation, required in connection with the execution, delivery and performance of this Agreement, shall have been duly obtained and shall be in full force and effect on the Closing Date.

Section 5.4 No Violation of Orders. No preliminary or permanent injunction or other order issued by any court or other governmental or regulatory authority, domestic or foreign, nor any statute, rule, regulation, decree or executive order promulgated or enacted by any government or governmental or regulatory authority, domestic or foreign, that declares this Agreement invalid or unenforceable in any respect or which prevents the consummation of the transactions contemplated hereby, or which materially and adversely affects the assets, properties, operations, prospects, net income or financial condition of WHEC, taken as a whole, shall be in effect; and no action or proceeding before any court or government or regulatory authority, domestic or foreign, shall have been instituted or threatened by any government or governmental or regulatory authority, domestic or foreign, or by any other person, or entity which seeks to prevent or delay the consummation of the transactions contemplated by this Agreement or which challenges the validity or enforceability of this Agreement.

Section 5.5 No Material Adverse Change. Except as set forth in the schedules hereto, nothing shall have occurred or be threatened that could reasonably be expected to have, individually or in the aggregate, a WHEC Material Adverse Effect.

Section 5.6 Absence of Litigation. No action, suit or proceeding before any court or any governmental body or authority, pertaining to the transactions contemplated by this Agreement or to its consummation, shall have been instituted or threatened against WHEC.

Section 5.7 Secretary’s Certificate. WHEC shall have delivered to AMCF a certificate executed by WHEC’s Secretary dated as of the Closing Date, certifying the resolutions adopted by the Board of Directors of WHEC, approving the transactions contemplated by this Agreement and the issuance of the WHEC Shares, certifying the current versions of its Articles of Incorporation and Bylaws of WHEC and certifying as to the signatures and authority of persons signing this Agreement and related documents on behalf of WHEC.

Section 5.8 Closing Documents. AMCF shall have received such other certificates, instruments and documents in confirmation of the representations and warranties of WHEC or in furtherance of the transactions contemplated by this Agreement as AMCF or its counsel may reasonably request.

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ARTICLE VI

POST-CLOSING COVENANTS

Section 6.1 Covenants of AMCF. AMCF hereby warrants, covenants and agrees to the following:

(a)                 As long as WHEC owns any of the AMCF Shares received hereunder, AMCF shall at all time comply in all respects with its reporting and filing obligations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). AMCF shall not take any action or file any document (whether or not permitted by the Securities Act or the Exchange Act or the rules thereunder) to terminate or suspend its reporting and filing obligations under said acts.

(b)                 As long as WHEC owns any of the AMCF Shares received hereunder, AMCF will maintain the quotation or listing of its common stock on the Nasdaq Capital Market, Nasdaq Global Market, Nasdaq Global Select Market or New York Stock Exchange (whichever of the foregoing is at the time the principal trading exchange or market for the common stock (the “Principal Market”), will secure approval listing of the AMCF Shares received by WHEC hereunder on the Principal Market by no later than twenty (20) days after the Closing Date and will comply in all respects with AMCF’s reporting, filing and other obligations under the bylaws or rules of the Principal Market, as applicable.

(c)                 Observation Rights.

                                                (i)                 As long as Whack owns at least 250,000 shares of the AMCF Common Stock received hereunder, WHEC shall be entitled to the right to appoint a non-voting Observer to AMCF’s Board. In the event such designee appointed by WHEC shall for any reason cease to serve as the Observer, WHEC shall have the right to appoint a replacement thereof; provided however, that in no event shall AMCF or AMCF’s Board have the right to remove the Observer; provided, further that such subsequent observer shall have been subjected to the same or similar background and diligence check prior to exercising any Observer Rights. WHEC shall have the right to designate a different person as the Observer at any time upon notice to AMCF.

                                              (ii)                 Subject to Section 6.1(c)(v) hereof, the Observer shall have all of the rights and privileges of a member of AMCF’s Board; provided, that in no event shall the Observer be deemed to be a member of AMCF’s Board or have the right to vote on any matter under consideration by AMCF’s Board. In the event that the Observer exercises the Observation Right pursuant to Section 6.1(c)(v) hereof and the terms of the Observer Agreement, the Observer shall be provided with all notices of meetings, minutes and other materials provided to members of AMCF’s Board no later than one day after the Observer exercises the Observation Right with the provision of such materials to the members of AMCF’s Board. All meetings of AMCF’s Board shall be held in a manner such that the Observer shall be able to participate therein either in person or telephonically. In the event that the Observer is unable to attend a meeting of AMCF’s Board, WHEC shall have the right to send an alternate in the Observer’s place to attend such meeting.

                                             (iii)                 AMCF shall reimburse the Observer on a quarterly basis for the reasonable out-of-pocket expenses incurred by the Observer in connection with attendance at AMCF’s Board meetings, all of which expenses shall be subject to pre-approval by AMCF following submission to AMCF of reasonably detailed accounting of any such expenses prior to any reimbursement.

                                            (iv)                 AMCF shall grant and provide to the Observer the indemnity as provided under the Board Observer Agreement. In the event that the initial Observer (or any subsequent Observer, as the case may be) is replaced for any reason pursuant to Section 6.1(c)(i), AMCF agrees to enter into a board observer and indemnity agreement with such replacement Observer that is substantially identical to the Board Observer Agreement entered into as of the date hereof with the initial Observer (or such subsequent Observer, as the case may be).

                                              (v)                 AMCF shall not disclose any material non-public information to the Observer unless the Observer has consented to receive such information and executed an agreement concerning the confidentiality of such information. Prior to each time when AMCF’s Board transacts business by meetings or by written consents, AMCF shall notify the Observer if there will be material non-public information concerning the matters brought for consideration by AMCF’s Board and the Observer shall advise AMCF if he/she elects to exercise the Observation Right.

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Section 6.2 Registration Rights. WHEC shall have the following rights with respect to filing registration statements (each a “Registration Statement”) with the SEC for the resale of the AMCF Shares (the “Registrable Securities”):

(a)                 Piggy-Back Registration. If at any time following twenty-four (24) months after the Closing Date, AMCF shall determine to prepare and file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than for an underwritten offering or on Form S-4 or Form S-8, each as promulgated under the Securities Act, or their then equivalents), AMCF shall send to WHEC a written notice of such determination. If within ten (10) days after receipt of such notice, or within such shorter period of time as may be specified by AMCF in such written notice as may be necessary for AMCF to comply with its obligations with respect to the timing of the filing of such Registration Statement, WHEC shall so request in writing, (which request shall specify the AMCF Shares intended to be registered), AMCF shall use reasonable best efforts to cause the registration under the Securities Act of all AMCF Shares which AMCF has been so requested to register by WHEC (the “Piggy-Back Registration”); provided, however, that if AMCF is advised in writing in good faith by the managing underwriter of AMCF’s securities being offered in an underwritten public offering pursuant to such registration statement that the amount to be sold by persons other than AMCF (collectively, “Selling Stockholders”) is greater than the amount which can be offered without adversely affecting the marketability of the offering, AMCF may reduce the amount offered for the accounts of Selling Stockholders to a number reasonably deemed satisfactory by such managing underwriter; and provided, further, that the securities to be excluded shall be determined in the following sequence: (i) first, securities held by any persons not having any contractual incidental or “piggy back” registration rights, and (ii) second, Registrable Securities and securities held by any persons having contractual incidental or “piggy back” registration rights pursuant to an agreement which is not this Agreement.

(b)                 Demand Registration. At any time beginning as of the date hereof, WHEC may require registration (a “Demand Registration”) under the Securities Act of all or any part of its Registrable Securities; provided that WHEC shall be entitled to require one Demand Registration on Form S-1 or any other forms available for registration of the Registrable Securities. WHEC may exercise this Demand Registration right under this Section by giving a written request to AMCF specifying the intended method of disposition of the Registrable Securities.  A Demand Registration under this Section shall not be deemed to have been effected or requested (a) unless a Registration Statement with respect thereto has become effective and WHEC is legally permitted to sell the Registrable Securities included therein and the Registration Statement remains effective for at least ninety (90) consecutive days (unless the Registrable Securities are sold within a shorter period, then the Registration Statement shall have remained effective for such shorter period); (b) if after the Registration Statement has become effective, a stop-order, injunction or order suspending the effectiveness of the Registration Statement is issued or any other limitation, restriction or suspension of the offer or sale of any Registrable Securities has been imposed and the Registrable Securities covered thereby have not been sold; or (c) if the conditions to be fulfilled by AMCF for completion of the transactions contemplated by the selling agreement or underwriting agreement related to the registration are not satisfied by AMCF or waived by the underwriters.

(c)                 Registration Procedures. If and whenever AMCF is required by the provisions of this Agreement to effect the registration of any of its securities under the Securities Act, AMCF will, as expeditiously as possible:

                                                (i)                  use its reasonable best efforts diligently to prepare and file with the SEC a registration statement on the appropriate form under the Securities Act with respect to such securities, which form shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, and use its reasonable best efforts to cause such registration statement to become and remain effective until completion of the proposed offering (but not for more than 180 days);

                                              (ii)                 use its reasonable best efforts to prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the completion of the offering (but not for more than 180 days) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the seller or sellers of such securities shall desire to sell or otherwise dispose of the same, but only to the extent provided in this Agreement;

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                                             (iii)                 furnish to WHEC and the underwriters, if any, such number of copies of such registration statement, any amendments thereto, any documents incorporated by reference therein, the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such selling holder may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such selling holder;

                                            (iv)                 use its reasonable best efforts to register or qualify the securities covered by such registration statement under and to the extent required by such other securities or state blue sky laws of such jurisdictions as each selling holder shall reasonably request, and do any and all other acts and things which may be necessary under such securities or blue sky laws to enable such selling holder to consummate the public sale or other disposition in such jurisdictions of the securities owned by such selling holder, except that AMCF shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

                                              (v)                   within a reasonable time before each filing of the registration statement or prospectus or amendments or supplements thereto with the SEC, furnish to WHEC’s counsel copies of such documents proposed to be filed, which documents shall be subject to the reasonable approval of such counsel;

                                            (vi)                   promptly notify WHEC, WHEC’s Counsel and any underwriter and (if requested by WHEC) confirm such notice in writing, of the happening of any event which makes any statement made in the registration statement or related prospectus untrue or which requires the making of any changes in such registration statement or prospectus so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading; and, as promptly as practicable thereafter, prepare and file with the SEC and furnish a supplement or amendment to such prospectus so that, as thereafter deliverable to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                                           (vii)                 use its best efforts to prevent the issuance of any order suspending the effectiveness of a registration statement, and if one is issued use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement at the earliest possible moment;

                                         (viii)                 if requested by the managing underwriter or underwriters (if any), WHEC, or WHEC’s Counsel, promptly incorporate in a prospectus supplement or post-effective amendment such information as such person requests to be included therein with respect to WHEC or the securities being sold, including, without limitation, with respect to the securities being sold by WHEC to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and with respect to any other terms of an underwritten offering of the securities to be sold in such offering, and promptly make all required filings of such prospectus supplement or post-effective amendment;

                                            (ix)                 enter into any reasonable underwriting agreement required by the proposed underwriter(s) for WHEC, if any, and use its reasonable best efforts to facilitate the public offering of the securities; and

                                              (x)                  otherwise cooperate with the underwriter(s), the SEC and other regulatory agencies and take all reasonable actions and execute and deliver or cause to be executed and delivered all documents reasonably necessary to effect the registration of any securities under this Agreement.

(d)                 Registration Expenses. All reasonable expenses incurred by AMCF and WHEC in effecting the registrations provided for in Sections 6.2, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for AMCF, reasonable fees and disbursements of WHEC’s counsel, underwriting expenses (other than fees, commissions or discounts), expenses of any audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdiction (all of such expenses referred to as “Registration Expenses”), shall be paid by AMCF and shall not exceed $40,000 in the aggregate for reimbursement of Registration Expenses to WHEC.

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(e)                 Indemnification.

                                                (i)                 In the event any Registrable Securities are included in the Registration Statement under this Section 6.2, to the extent permitted by law, AMCF will indemnify and hold harmless WHEC (including its officers, directors, members and partners), any underwriter (as defined in the Securities Act) for WHEC and each person, if any, who controls WHEC or underwriter within the meaning of the Securities Act or the Exchange Act (each a “WHEC Indemnified Person”), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law (“Claims”), insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by WHEC of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and WHEC will pay to the WHEC Indemnified Person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any Claim; provided, however, that the indemnity agreement contained in this Section 6.2(e) shall not apply to amounts paid in settlement of any such Claim if such settlement is effected without the consent of WHEC (which consent shall not be unreasonably withheld or delayed), nor shall AMCF be liable to any WHEC Indemnified Person for any such Claim to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the WHEC Indemnified Person. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such WHEC Indemnified Person and shall survive the transfer of the Registrable Securities by WHEC.

                                              (ii)                 In the event any Registrable Securities are included in the Registration Statement under this Section 6.2(e) to the extent permitted by law, WHEC shall indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6.2(e), AMCF, each of its directors, each of its officers who signs the registration statement and each Person, if any, who controls AMCF within the meaning of the Securities Act or the Exchange Act (each, an “AMCF Indemnified Person”), against any Claim, insofar as such Claims arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in strict conformity with written information furnished to AMCF by WHEC expressly for use in the Registration Statement; and, subject to Section 6.2(e), WHEC will reimburse any legal or other expenses reasonably incurred by any AMCF Indemnified Person in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6.2(e) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of WHEC, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such AMCF Indemnified Person and shall survive the transfer of the Registrable Securities by WHEC.

Section 6.3 Compliance with State and Federal Securities Laws.

(a)           The WHEC Shares and the AMCF Shares (collectively, the “Securities”) may only be disposed of in compliance with state and federal securities laws. Certificates evidencing the Securities will contain a legend substantially similar to the following, until such time as they are not required under Section 6.3:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICHSHALLBE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.

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(b)                 The applicable issuer of any Securities shall cause its counsel to issue a legal opinion to such issuer’s transfer agent promptly if required by its transfer agent to effect the removal of the legend hereunder provided all applicable conditions for such removal are met. Certificates for Securities subject to legend removal hereunder shall be transmitted by the transfer agent to the applicable holder by crediting the account of the holder’s prime broker with the Depository Trust Company System.

(c)                 Each party agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 6.3 is predicated upon the issuer’s reliance that such party will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

(d)                 AMCF shall cause its counsel to deliver an opinion letter to WHEC covering the sale of AMCF Shares pursuant to Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”) at such time as the AMCF Shares become eligible for resale under Rule 144 and WHEC notifies AMCF of its intent to effect a sale in reliance on Rule 144 if and to the extent such intended sale is in compliance with all resale conditions under Rule 144 and WHEC provides all necessary documentation evidencing satisfaction of such compliance to AMCF’s counsel for review.

Section 6.4 Confidential Information.

(a)                 AMCF Confidential Information.

                                                (i)                 In consideration of AMCF’s disclosure to WHEC, WHEC hereby agrees that this Section will apply to all non-public information (“AMCF Confidential Information”) disclosed or made available to WHEC concerning AMCF and its affiliates for the purpose of the transactions contemplated hereunder. AMCF Confidential Information shall not include any information which (i) was publicly known and made generally available in the public domain prior to the time of disclosure by AMCF; (ii) becomes publicly known and made generally available after disclosure by AMCF to WHEC through no action or inaction of WHEC; (iii) is already in the possession of WHEC at the time of disclosure by AMCF as shown by WHEC's files and records immediately prior to the time of disclosure; (iv) is obtained by WHEC from a third party without a breach of such third party's obligations of confidentiality; (v) is required by law to be disclosed by WHEC, provided that the WHEC gives AMCF prompt written notice of such requirement prior to such disclosure and assistance in obtaining an order protecting the information from public disclosure.

                                              (ii)                 Except as otherwise provided herein, WHEC agrees: (i) not to use any AMCF Confidential Information for any purpose except in connection with the purpose of the transactions contemplated hereunder; and (ii) not to disclose AMCF Confidential Information to any third parties. WHEC may disclose the AMCF Confidential Information to its responsible employees, agents, advisors, affiliates and representatives with a bona fide need to know (“WHEC Representatives”), but only to the extent necessary for the purpose of the transactions contemplated hereunder. WHEC agrees to instruct all such WHEC Representatives not to disclose such AMCF Confidential Information to third parties without the prior written permission of AMCF.

                                             (iii)                 WHEC further acknowledges that it is aware (and that the WHEC Representatives who have knowledge of the matters which are the subject of this agreement have been, or upon acquiring such knowledge, will be advised) of the restrictions imposed by U.S. securities laws, including, without limitation, insider trading rules and regulations, Regulation FD, and by other applicable securities legislation on a person possessing material non-public information about a public company. In addition, WHEC agrees that it will not make an offer nor purchase or sell securities of AMCF (except (i) it is in connection with the transactions contemplated under this Agreement or (ii) such sale or purchase of AMCF securities is or will be made by or with AMCF) with the knowledge of a material fact or material change in the affairs of AMCF that WHEC knew or ought reasonably to have known had not been generally disclosed.

(b)                 WHEC Confidential Information.

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                                                (i)                 In consideration of WHEC’s disclosure to AMCF, AMCF hereby agrees that this Section will apply to all non-public information (“WHEC Confidential Information”) disclosed or made available to AMCF concerning WHEC and its affiliates for the purpose of the transactions contemplated hereunder. WHEC Confidential Information shall not include any information which (i) was publicly known and made generally available in the public domain prior to the time of disclosure by WHEC; (ii) becomes publicly known and made generally available after disclosure by WHEC to AMCF through no action or inaction of AMCF; (iii) is already in the possession of AMCF at the time of disclosure by WHEC as shown by AMCF's files and records immediately prior to the time of disclosure; (iv) is obtained by AMCF from a third party without a breach of such third party's obligations of confidentiality; (v) is required by law to be disclosed by AMCF, provided that the AMCF gives WHEC prompt written notice of such requirement prior to such disclosure and assistance in obtaining an order protecting the information from public disclosure.

                                              (ii)                 Except as otherwise provided herein, AMCF agrees: (i) not to use any WHEC Confidential Information for any purpose except in connection with the purpose of the transactions contemplated hereunder; and (ii) not to disclose WHEC Confidential Information to any third parties. AMCF may disclose the WHEC Confidential Information to its responsible employees, agents, advisors, affiliates and representatives with a bona fide need to know (“AMCF Representatives”), but only to the extent necessary for the purpose of the transactions contemplated hereunder. AMCF agrees to instruct all such AMCF Representatives not to disclose such WHEC Confidential Information to third parties without the prior written permission of WHEC.

                                             (iii)                 AMCF acknowledges that due to the unique and proprietary nature of the WHEC Confidential Information, WHEC may suffer great and irreparable injury as a consequence of a breach of this provision by AMCF or AMCF Representatives and that money damages may not be a sufficient remedy for such a breach. In that regard, AMCF agrees that in the event of any such breach WHEC may be entitled to seek equitable relief, including, without limitation, injunction, court order, specific performance or other appropriate remedies. Such remedies shall not be deemed to be exclusive of the remedies available to WHEC but shall be in addition to any and all other remedies provided hereunder or available to WHEC, whether at law or equity.

Section 6.5 Access to Books and Records. WHEC shall co-operate with AMCF or its auditors requests to inspect and review the books and records of WHEC. In order to allow WHEC to prepare its books for audit or review, AMCF shall provide at least twenty (20) business days advanced written notice to WHEC prior to its inspections.

ARTICLE VII

TERMINATION AND ABANDONMENT

Section 7.1 Methods of Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time before the Closing:

(a) By the mutual written consent of the parties;

(b) By AMCF upon a material breach of any representation, warranty, covenant or agreement on the part of WHEC set forth in this Agreement, or if any representation or warranty of WHEC shall become untrue, in either case such that any of the conditions set forth in Article V hereof would not be satisfied, and such breach shall, if capable of cure, has not been cured within ten (10) days after receipt by the party in breach of a notice from the non-breaching party setting forth in detail the nature of such breach;

(c) By WHEC, upon a material breach of any representation, warranty, covenant or agreement on the part of AMCF set forth in this Agreement, or, if any representation or warranty of AMCF shall become untrue, in either case such that any of the conditions set forth in Article IV hereof would not be satisfied, and such breach shall, if capable of cure, not have been cured within ten (10) days after receipt by the party in breach of a written notice from the non-breaching party setting forth in detail the nature of such breach; and

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(d) By any party if a court of competent jurisdiction or governmental, regulatory or administrative agency or commission shall have issued an order, decree or ruling or taken any other action (which order, decree or ruling the parties hereto shall use its best efforts to lift), which permanently restrains, enjoins or otherwise prohibits the transactions contemplated by this Agreement.

Section 7.2  Procedure Upon Termination. In the event of termination and abandonment of this Agreement by a party pursuant to Section 7.1, written notice thereof shall forthwith be given by the terminating party to the other parties and this Agreement shall terminate and the transactions contemplated hereby shall be abandoned, without further action. If this Agreement is terminated as provided herein, no party to this Agreement shall have any liability or further obligation to any other party to this Agreement; provided, however, that no termination of this Agreement pursuant to this Article VII shall relieve any party of liability for a breach of any provision of this Agreement occurring before such termination.

ARTICLE VIII

MISCELLANEOUS PROVISIONS

Section 8.1 Survival of Provisions. The respective representations, warranties, covenants and agreements of each of the parties to this Agreement (except covenants and agreements which are expressly required to be performed and are performed in full on or before the Closing Date) shall survive the Closing Date and the consummation of the transactions contemplated by this Agreement. In the event of a breach of any of such representations, warranties or covenants, the party to whom such representations, warranties or covenants have been made shall have all rights and remedies for such breach available to it under the provisions of this Agreement or otherwise, whether at law or in equity, regardless of any disclosure to, or investigation made by or on behalf of such party on or before the Closing Date.

Section 8.2 Publicity. No party shall cause the publication of any press release or other announcement with respect to this Agreement or the transactions contemplated hereby without the consent of the other parties, unless a press release or announcement is required by law. If any such announcement or other disclosure is required by law, the disclosing party agrees to give the non-disclosing parties prior notice and an opportunity to comment on the proposed disclosure.

Section 8.3 Successors and Assigns. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns; provided, however, that no party shall assign or delegate any of the obligations created under this Agreement without the prior written consent of the other parties.

Section 8.4 Fees and Expenses. Except as otherwise expressly provided in this Agreement, all legal and other fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by AMCF; provided however that AMCF’s obligation under this Section 8.4 shall not exceed $10,000 in the aggregate.

Section 8.5 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been given or made if in writing and delivered personally or sent by electronic mails, facsimile or registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses:

If to AMCF to:

Andatee China Marine Fuel Services Corp.

Unit C, No.68 of West Binhai Road,

Xigang District, Dalian, P.R. of China

Attn: Wang Hao

Email: ywanghao@126.com

with a copy to:

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Schiff Hardin LLP

901 K Street NW,Suite 700
Washington, DC 20001

Attn: Ralph De Martino, Alec Orudjev

Fax: 202.778.6460

If to WHEC, to:

Web Hosting Enterprises Corporation

3050 Rainbow Ave

Pahrump, NV 89048

Attn: Randy Reineck

Email: rreineck@areti.com

with a copy to:

Ofsink, LLC

230 Park Avenue, Suite 851

New York, NY 10169

Attn: Darren Ofsink

Fax: 646-224-9844

or to such other persons or at such other addresses as shall be furnished by any party by like notice to the others, and such notice or communication shall be deemed to have been given or made as of the date so delivered or mailed. No change in any of such addresses shall be effective insofar as notices under this Section 8.5 are concerned unless such changed address is located in the United States of America and notice of such change shall have been given to such other party hereto as provided in this Section 8.5

Section 8.6  Entire Agreement. This Agreement, together with the exhibits hereto, represents the entire agreement and understanding of the parties with reference to the transactions set forth herein and no representations or warranties have been made in connection with this Agreement other than those expressly set forth herein or in the exhibits, certificates and other documents delivered in accordance herewith. This Agreement supersedes all prior negotiations, discussions, correspondence, communications, understandings and agreements between the parties relating to the subject matter of this Agreement and all prior drafts of this Agreement, all of which are merged into this Agreement. No prior drafts of this Agreement and no words or phrases from any such prior drafts shall be admissible into evidence in any action or suit involving this Agreement.

Section 8.7 Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible so as to be valid and enforceable.

Section 8.8 Titles and Headings. The Article and Section headings contained in this Agreement are solely for convenience of reference and shall not affect the meaning or interpretation of this Agreement or of any term or provision hereof.

Section 8.9 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

Section 8.10 Convenience of Forum; Consent to Jurisdiction. The parties to this Agreement, acting for themselves and for their respective successors and assigns, without regard to domicile, citizenship or residence, hereby expressly and irrevocably elect as the sole judicial forum for the adjudication of any matters arising under or in connection with this Agreement, and consent and subject themselves to the jurisdiction of, the courts of the State of New York located in County of New York, and/or the United States District Court for the Southern District of New York, in respect of any matter arising under this Agreement. Service of process, notices and demands of such courts may be made upon any party to this Agreement by personal service at any place where it may be found or giving notice to such party as provided in Section 8.10.

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Section 8.11 Enforcement of the Agreement. The parties hereto agree that irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereto, this being in addition to any other remedy to which they are entitled at law or in equity.

Section 8.12  Governing Law. This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the State of New York without giving effect to the choice of law provisions thereof.

Section 8.13 Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by all of the parties hereto. No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

[Signature Page to Follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Share Exchange Agreement as of the date first above written.

ANDATEE CHINA MARINE FUEL SERVICES CORPORATION

By:	/s/ Wang Hao
Name:	Wang Hao
Title:	Chief Executive Officer

WEB HOSTING ENTERPRISES CORPORATION

By:	/s/ Randy Reineck
Name:	Randy Reineck
Title:	President